EXHIBIT 10.3
                                                                   -------------


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE (COLLECTIVELY, THE "ACTS"). NEITHER THIS WARRANT NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT HERETO UNDER ALL OF THE APPLICABLE ACTS, OR AN OPINION OF COUNSEL SATISFACTORY TO NESTOR, INC. TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

                                     WARRANT

                           to Purchase Common Stock of

                                  NESTOR, INC.

                          Expiring on November 5, 2009


     THIS IS TO CERTIFY THAT, for value received, SANDERS MORRIS HARRIS INC., a Texas corporation, or permitted assigns, is entitled to purchase from NESTOR, INC., a Delaware corporation (the "Company"), at the place where the Warrant Office designated pursuant to Section 2.1 is located, at a purchase price per share of $5.21 (as adjusted pursuant to the terms of this Warrant, the "Exercise Price"), 60,000 shares of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, $0.01 par value, of the Company (the " Common Stock"), and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter set forth. The number of shares of the Common Stock purchasable hereunder and the Exercise Price are subject to adjustment in accordance with Article III hereof. This Warrant shall expire at 5:00 p.m., E.S.T., on November , 2009.

     Certain Terms used in this Warrant are defined in Article IV.


                                    ARTICLE I
                               Exercise of Warrant
                               -------------------

     1.1 METHOD OF EXERCISE. This Warrant may be exercised as a whole or in part from time to time; provided, however, that the minimum number of Warrant Shares that may be purchased on a single exercise shall be 10,000. To exercise this Warrant, the holder hereof or permitted assignees of all rights of the registered owner hereof shall deliver to the Company, at the Warrant Office designated in Section 2.1, (a) a written notice in the form of the Subscription Notice attached as an exhibit hereto, stating therein the election of such holder or such permitted assignees of the holder to exercise this Warrant in the manner provided in the Subscription Notice, (b) payment in full of the Exercise Price (in the manner described below) for all Warrant Shares purchased hereunder, and (c) this Warrant. Subject to compliance with Section 3.1(a)(vi), this Warrant shall be deemed to be exercised on the date of receipt by


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

theCompany of the Subscription Notice, accompanied by payment for the Warrant Shares and surrender of this Warrant, as aforesaid, and such date is referred to herein as the "Exercise Date". Upon such exercise (subject as aforesaid), the Company shall issue and deliver to such holder a certificate for the full number of the Warrant Shares purchased by such holder hereunder, against the receipt by the Company of the total Exercise Price payable hereunder for all the Warrant Shares so purchased, (a) in cash or by certified or cashier's check or (b) by a net exercise pursuant to Section 1.2 hereof. The Person in whose name the certificate(s) for Common Stock is to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date.

     1.2 NET EXERCISE. Notwithstanding any provisions herein to the contrary, if the Common Stock is registered under the Securities Exchange Act of 1934, as amended, and the Current Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the Warrant Office together with the properly endorsed Subscription Notice in which event the Company shall issue the holder a number of shares of Common Stock computed as follows:

                                   X = Y(A-B)
                                       ------
                                          A

Where:   X  =  the number of shares of Common Stock to be issued to the holder.

         Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

         A = the Current Market Value of one share of Common Stock (at the date of such calculation)

         B  =  Exercise Price (as adjusted to the date of such calculation)

If the Warrant is exercised pursuant to this Section 1.2, in connection with a public offering of the Common Stock, the Current Market Value per share shall be the per share offering price to the public.


     1.3 FRACTIONAL SHARES. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Company shall issue a certificate for the next higher number of whole shares of Common Stock for any fraction of a share which is one-half or greater. No shares will be issued for less than one-half a share.


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

                                   ARTICLE II
                            Warrant Office; Transfer
                            ------------------------

     2.1 WARRANT OFFICE. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall initially be the Company's office at 400 Massasoit Avenue, Suite 200, East Providence, Rhode Island 02914-2020 and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the holder of this Warrant. The Company shall maintain, at the Warrant Office, a register for the Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

     2.2 OWNERSHIP OF WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

     2.3 TRANSFER OF WARRANTS. The Company agrees to maintain at the Warrant Office books for the registration and transfer of this Warrant. The Company, from time to time, shall register the transfer of this Warrant in such books upon surrender of this Warrant at the Warrant Office properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer satisfactory to the Company. Upon any such transfer, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company. The registered holder of this Warrant shall pay all taxes and all other expenses and charges payable in connection with the transfer of Warrants pursuant to this Section 2.3.

     2.4 REGISTRATION RIGHTS. The Warrant Shares shall be considered Registrable Securities for purposes of Section 3(b) of the Registration Rights Agreement between the Company and the Purchasers dated as of the date hereof (the "Registration Rights Agreement"). The registered holder of this Warrant shall be entitled to all of the rights and benefits of a Holder provided under the Registration Rights Agreement with respect to a Piggyback Registration (as defined therein). The terms of the Registration Rights Agreement insofar as they relate to a Piggyback Registration are hereby incorporated by reference for all purposes and shall be considered a part of this Agreement as if they had been fully set forth herein.

     2.5 ACKNOWLEDGMENT OF RIGHTS. The Company will, at the time of the exercise of this Warrant in accordance with the terms hereof, upon the request of the registered holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights (including without limitation, any right to registration of the Warrant Shares) to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

     2.6 EXPENSES OF DELIVERY OF WARRANTS. The Company shall pay all expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants and related Warrant Shares hereunder.

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

     2.7 COMPLIANCE WITH SECURITIES LAWS. The holder hereof understands and agrees that the following restrictions and limitations shall be applicable to all Warrant Shares and resales or other transfers of such Shares pursuant to the Securities Act:

          (a) The holder hereof agrees that the Warrant Shares shall not be sold or otherwise transferred unless the Warrant Shares are registered under the Securities Act and state securities laws or are exempt therefrom.

          (b) A legend in substantially the following form has been or will be placed on the certificate(s) evidencing the Warrant Shares:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The shares have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation that registration is not required under any of such acts."

          (c) Stop transfer instructions have been or will be imposed with respect to the Warrant Shares so as to restrict resale or other transfer thereof, subject to this Section 2.7.


                                   ARTICLE III
                            Anti-Dilution Provisions
                            ------------------------

     3.1 ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price shall be subject to adjustment from time to time as hereinafter in this
Article III provided. Upon each adjustment of the Exercise Price, except pursuant to 3.1(a)(i), (ii), (vi), and (vii), the registered holder of the Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of the Common Stock (calculated to the nearest whole share pursuant to Section 1.2) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of the Common Stock purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          (a) EXERCISE PRICE ADJUSTMENTS. The Exercise Price shall be subject to adjustment from time to time as follows:

               (i) ISSUANCES OF COMMON STOCK. If at any time during the term of this Warrant, the Company shall issue any Common Stock other than Excluded Stock (as hereinafter defined) without consideration or for a consideration per share less than the Exercise Price applicable immediately prior to such issuance, the Exercise Price in effect immediately prior to each such issuance shall immediately (except as provided below) be reduced to the price at which such Common Stock is issued.


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



     For the purpose of any adjustment of the Exercise Price pursuant to this clause (i) of this Section 3.1(a), the following provisions shall be applicable:

               (A) CASH. In the case of the issuance of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the gross cash proceeds received by the Company for such Common Stock before deducting therefrom any reasonable discounts, commissions, taxes or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

               (B) CONSIDERATION OTHER THAN CASH. In the case of the issuance of Common Stock (otherwise than upon the conversion of shares of capital stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors in good faith, irrespective of any accounting treatment; PROVIDED, HOWEVER, that such fair value as determined by the Board of Directors shall not exceed the aggregate Current Market Price of the shares of Common Stock being issued as of the date the Board of Directors authorizes the issuance of such shares.

          (ii) OPTIONS AND CONVERTIBLE SECURITIES, ETC. In case, at any time, the Company shall issue any (i) options, warrants or other rights to purchase or acquire Common Stock other than Excluded Stock (whether or not at the time exercisable), (ii) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exercisable) or
(iii) options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable), the Exercise Price in effect immediately prior to each such issuance shall immediately (except as provided below) be reduced to the price determined in accordance with Section 3.1(a)(i) and the following:

               (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subclauses (A) and (B) above), if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby;

               (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities and the exercise of any related options, warrants or rights (the consideration in each case to be determined in the manner provided in subclauses (A) and (B) above);

               (3) on any change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or of exchange for such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, including, but not limited to, a change resulting from the antidilution provisions thereof, the Exercise Price as then in effect shall forthwith be readjusted to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or securities not converted or exchanged prior to such change, on the basis of such change;

               (4) on the expiration or cancellation of any such options, warrants or rights, or the termination of the right to convert or exchange such convertible or exchangeable securities, if the Exercise Price shall have been adjusted upon the issuance thereof, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants, rights or securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such securities; and

               (5) if the Exercise Price shall have been adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof;

     PROVIDED, HOWEVER, that no increase in the initial Exercise Price shall be made pursuant to this Section 3.1(a)(ii) except as provided in Section 3.1(a)(i).


          (iii) EXCLUDED STOCK. "Excluded Stock" shall mean only those shares of Common Stock issued or reserved for issuance by the Company (A) upon conversion of the Notes, (B) pursuant to the anti-dilution provisions or rights with respect to any other securities of the Company convertible into, exchangeable for, or giving the holder thereof the option or right to purchase, shares of Common Stock, (C) upon exercise of any options or warrants outstanding on November 1, 2004, (D) in connection with any bona fide, third party merger,


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

consolidation or acquisition of assets or securities approved by the Company's Board of Directors, (E) upon exercise of the Warrant issued to the Placement Agent on or about the date of issuance of the Notes, (F) shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights (as adjusted for any stock dividends, combinations, splits, recapitalizations) after the First Closing Date (as defined in the Note Agreement) to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to the Company's and its predecessor's stock incentive plans or other arrangements that are approved by the Company's Board of Directors or (G) pursuant to a stock dividend, subdivision, or split-up covered by clause (iii) of this Section 3.1(a); provided, that the number of share of Common Stock issuable pursuant to clause (F) shall not exceed in the aggregate 15% of the shares of Common Stock issued and outstanding at any date.

          (iv) STOCK DIVIDENDS. In case the Company shall, at any time after the First Closing Date, pay or make an extraordinary dividend or other distribution payable in shares of Common Stock on any class of capital stock of the Company, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced (calculated to the nearest cent) by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

          (v) RIGHTS OFFERING. In case the Company shall, at any time after the First Closing Date, issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced (calculated to the nearest cent) by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the


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

date fixed for such determination; PROVIDED, HOWEVER, that if such rights or warrants are only exercisable upon the occurrence of certain triggering events, then the Conversion Price will not be adjusted until such triggering events occur. For the purposes of this Section 3.1(a)(v), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. If any such rights or warrants shall expire without having been exercised, the Conversion Price shall thereupon be readjusted to eliminate the amount of its adjustment due to their issuance.

          (vi) STOCK SPLITS, Etc. In case outstanding shares of Common Stock shall, at any time after the First Closing Date, be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced (calculated to the nearest cent), and, conversely, in case outstanding shares of Common Stock shall each be combined (calculated to the nearest cent) into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (vii) DISTRIBUTIONS. In case the Company shall, at any time after the First Closing Date, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its Indebtedness or assets or shares of capital stock other than Common Stock (excluding any dividend or distribution paid in cash out of the retained earnings of the Company or any dividend or distribution referred above), the Conversion Price shall be adjusted (calculated to the nearest cent) so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value of the portion of the assets or evidences of Indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

          (viii) RECLASSIFICATIONS. The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 3.1(e) applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of Section 3.1(a)(vii), and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately


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

prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of Section 3.1(a)(vi).

          (ix) ROUNDING OF CALCULATIONS; MINIMUM ADJUSTMENT. All calculations under this Section 3.1(a) and under Section 3.1(b) shall be made to the nearest cent or to the nearest whole share (as provided in Section 1.2) share, as the case may be. Any provision of this Section 3.1 to the contrary notwithstanding, no adjustment in the Exercise Price shall be made if the amount of such adjustment would be less than one percent, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate one percent or more.

          (x) TIMING OF ISSUANCE OF ADDITIONAL COMMON STOCK UPON CERTAIN ADJUSTMENTS. In any case in which the provisions of this Section 3.1(a) shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the holder of this Warrant after such record date and before the occurrence of such event the additional shares of Common Stock or other property issuable or deliverable upon exercise by reason of the adjustment required by such event over and above the shares of Common Stock or other property issuable or deliverable upon such exercise before giving effect to such adjustment; provided, however, that the Company upon request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares or other property, and such cash, upon the occurrence of the event requiring such adjustment.

     (b) CURRENT MARKET PRICE. The Current Market Price shall mean, as of any date, 10% of the sum of the average, for each of the 10 consecutive Trading Days immediately prior to such date, of either: (i) the high and low sales prices of the Common Stock on such Trading Day as reported on the composite tape for the principal national securities exchange on which the Common Stock may then be listed, or (ii) if the Common Stock shall not be so listed on any such Trading Day, the high and low sales prices of Common Stock in the over-the-counter market as reported by the Nasdaq National Market tier of the Nasdaq Stock Market, or (iii) if the Common Shares shall not be included in the Nasdaq National Market tier on any such Trading Day, the representative bid and asked prices at the end of such Trading Day in such market as reported by the Nasdaq Smallcap Market tier of the Nasdaq Stock Market or (iv) if there be no such representative prices reported by the Nasdaq Smallcap Market, the lowest bid and highest asked prices at the end of such Trading Day in the over-the-counter market as reported by the OTC Bulletin Board Service or National Quotation Bureau, Inc., or any successor organization. For purposes of determining Current Market Price, the term "Trading Day" shall mean a day on which an amount greater than zero can be calculated with respect to the Common Stock under any one or more of the foregoing categories (i), (ii), (iii) and (iv), and the "end" thereof, for the purposes of categories (iii) and (iv), shall mean the exact time at which trading shall end on the New York Stock Exchange. If the Current Market Price cannot be determined under any of the foregoing methods, Current Market Price shall mean the fair value per share of Common Stock on such date determined by the Board of Directors in good faith, irrespective of any accounting treatment.

     (c) STATEMENT REGARDING ADJUSTMENTS. Whenever the Exercise Price shall be adjusted as provided in Section 3.1(a), and upon each change in the number of shares of the Common Stock issuable upon exercise of this Warrant, the Company shall forthwith file, at the office of any transfer agent for this Warrant and at the principal office of the Company, a statement showing in detail the facts requiring such adjustment and the Exercise Price and new number of shares issuable that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be given to the holder of this Warrant. Each such statement shall be signed by the Company's chief financial or accounting officer. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of
Section 3.1(d).

     (d) NOTICE TO HOLDERS. In the event the Company shall propose to take any action of the type described in clause (iv), (v), or (vi) of Section 3.1(a), the Company shall give notice to the holder of this Warrant, in the manner set forth in Section 6.6, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

     (d) TREASURY STOCK. For the purposes of this Section 3.1, the sale or other disposition of any Common Stock of the Company theretofore held in its treasury shall be deemed to be an issuance thereof.

     (e) PROVISIONS IN CASE OF CONSOLIDATION, MERGER, OR SALE OF ASSETS. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver a supplement to this Warrant providing that the holder of this Warrant shall have the right thereafter, during the period that this Warrant is exercisable, to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares (including fractional shares) of Common Stock of the Company into which this Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplement to this Warrant shall provide for adjustments which, for events subsequent to the effective date of the event which triggers the requirement of such supplement to this Warrant, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.1 The above provisions of this Section 3.1(e) shall similarly apply to successive consolidations, mergers, sales or transfers.

     3.2 COSTS. The registered holder of this Warrant shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock of the Company upon exercise of this Warrant; provided further, and not in limitation of the foregoing, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares. The holder of this Warrant shall reimburse the Company for any such taxes assessed against the Company.

     3.3 RESERVATIONS OF SHARES. The Company shall reserve at all times so long as this Warrant remains outstanding, free from preemptive rights, out of its treasury Common Stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the exercise of this Warrant, sufficient shares of Common Stock to provide for the exercise hereof.

     3.4 VALID ISSUANCE. All shares of Common Stock which may be issued upon exercise of this Warrant will upon issuance by the Company be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof attributable to any act or omission by the Company, and the Company shall take no action which will cause a contrary result (including without limitation, any action which would cause the Exercise Price to be less than the par value, if any, of the Common Stock).


                                   ARTICLE IV
                                  Terms Defined
                                  -------------

     As used in this Warrant, unless the context otherwise requires, the following terms have the respective meanings set forth below or in the Section indicated:

     BOARD OF DIRECTORS -- the Board of Directors of the Company.

     COMMON STOCK -- the Company's authorized Common Stock, $.01 par value per share.

     COMPANY - Nestor, Inc., a Delaware corporation, and any other corporation assuming or required to assume the obligations undertaken in connection with this Warrant.

     CURRENT MARKET PRICE -- Section 3.1(b).

     OUTSTANDING -- when used with reference to Common Stock at any date, all issued shares of Common Stock (including, but without duplication, shares deemed issued pursuant to Article III) at such date, except shares then held in the treasury of the Company.

     NASDAQ -- Section 3.1(b).

     PERSON -- any individual, corporation, partnership, trust, organization, association or other entity or individual.

     SECURITIES ACT -- the Securities Act of 1933 and the rules and regulations thereunder, all as the same shall be in effect at the time.

     TRADING DAY -- Section 3.1(b).

     WARRANT -- this Warrant and any successor or replacement Warrant delivered in accordance with Section 2.3 or 6.8.

     WARRANT OFFICE -- Section 2.1.

     WARRANT SHARES -- shall mean the shares of Common Stock purchased or purchasable by the registered holder of this Warrant or the permitted assignees of such holder upon exercise thereof pursuant to Article I hereof.

                                    ARTICLE V
                             Covenant of the Company
                             -----------------------

     The Company  covenants  and agrees that this Warrant  shall be binding upon
any  corporation   succeeding  to  the  Company  by  merger,   consolidation  or
acquisition of all or substantially all of the Company's assets.

                                   ARTICLE VI
                                  Miscellaneous

     6.1 ENTIRE AGREEMENT. This Warrant contains the entire agreement between the holder hereof and the Company with respect to the shares which it can purchase upon exercise hereof and the related transactions and supersedes all prior arrangements or understanding with respect thereto.

     6.2 GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

     6.3 WAIVER AND AMENDMENT. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Warrant.

     6.4 ILLEGALITY. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

     6.5 COPY OF WARRANT. A copy of this Warrant shall be filed among the records of the Company.

     6.6 NOTICE. Any notice or other document required or permitted to be given or delivered to the holder hereof shall be delivered at, or sent by certified or registered mail to such holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the office of the Company at 400 Massasoit Avenue, Suite 200, East Providence, Rhode Island 02914-2020 or any other address within the continental United States of America as shall have been furnished by the Company to the holder of this Warrant.

     6.7 LIMITATION OF LIABILITY; NOT STOCKHOLDERS. No provision of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notices other than as herein expressly provided in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     6.8 EXCHANGE, LOSS, DESTRUCTION, ETC. OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant; PROVIDED, HOWEVER, that the original recipient of this Warrant shall not be required to provide any such bond of indemnity and may in lieu thereof provide his agreement of indemnity. Any Warrant issued under the provisions of this Section 6.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The registered holder of this Warrant shall pay all taxes (including securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 6.8.

     6.9 HEADINGS. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.

         Dated: November 5, 2004

                                              Nestor, Inc.



                                              By   /s/ Nigel P. Hebborn
                                                 -------------------------------
                                                 Name:  Nigel P. Hebborn
                                                 Title: President

                               SUBSCRIPTION NOTICE

The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder _______________________________ shares of the Common Stock covered by said Warrant and herewith makes payment in full therefor pursuant to Section 1.1 of such Warrant, and requests (a) that certificates for such shares (and any securities or other property issuable upon such exercise) be issued in the name of, and delivered to,_________________, __________________ and (b) if such shares shall not include all of the shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.




Dated:                  , 20
     -------------------    --





                                   ASSIGNMENT

For value received, _______________________, hereby sells, assigns and transfers unto the within Warrant, together with all right, title and interest therein and does hereby irrevocably constitute and appoint ______________________ attorney, to transfer said Warrant on the books of the Company, with full power of substitution.



Dated:                  , 20
      ------------------    ---